AFL-CIO HOUSING INVESTMENT TRUST

Performance Commentary

3rd Quarter 2018

Chang Suh, CFA, CEO/Co- Chief Portfolio Manager

Michael Cook, CFA, FRM, Co- Chief Portfolio Manager

AFL-CIO Housing Investment Trust

October 22, 2018

Summary

●

Year-to-date through September, HIT’s gross returns exceeded the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate), by 14 basis points and its net return lagged by 16 basis points, with gross and net returns of -1.46% and -1.76%, compared to -1.60% for the Barclays Aggregate. For the quarter, the HIT underperformed the Barclays Aggregate on a gross and net basis with returns of -0.08% and -0.18%, respectively, versus 0.02% for the benchmark.

●

Interest rates continued to climb during the third quarter and the yield curve flattened slightly; spreads tightened across many products, resulting in slightly positive fixed income returns for investment grade fixed income as a whole (represented by the Barclays Aggregate). HIT’s duration strategy – slightly short versus the benchmark – helped its relative returns as rates increased across the yield curve.

●

Despite HIT’s ongoing yield advantage, continued rising rates, and tightening spreads on some of HIT’s multifamily mortgage-backed securities (MBS), performance relative to the Barclays Aggregate lagged for the quarter. This was mainly due to extremely strong performance by corporate bonds, which the HIT does not hold that represented over 25% of the Barclays Aggregate.

●

HIT’s construction-related commitments totaling $227 million through September, along with its pipeline of potential projects for the remainder of 2018 and into 2019, should help maintain HIT’s income advantage.

HIT's net performance for the 1-, 3-, 5-, and 10-year periods ended September 30, 2018 was -1.53%, 0.86%, 2.10%, and 3.59%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, which is available on HIT’s website at www.aflcio-hit.com or by calling 202-331-8055.

1

AFL-CIO HOUSING INVESTMENT TRUST	2018 Q3 Portfolio Commentary

Third Quarter Performance

The HIT continued to execute its long-standing strategy of overweighting high credit quality multifamily MBS, excluding corporate bonds, and underweighting Treasury securities. With interest rates continuing to rise, the HIT maintained its duration position to be slightly shorter than the Barclays Aggregate. For the third quarter of 2018, the Barclays Aggregate outperformed the HIT on a gross basis by 10 basis points and on a net basis by 20 basis points. HIT’s gross and net returns were -0.08% and -0.18%, respectively, compared to 0.02% for the benchmark. HIT’s gross returns exceeded the Barclays Aggregate for the year-to-date, 1-, 5-, and 10-year periods ending September 30; its gross returns lagged for the third quarter and 3-year periods. The HIT’s net returns lagged for the third quarter, year-to-date, 1-, 3-, 5-, and 10-year periods.

To adjust for the higher credit quality of the HIT relative to the Barclays Aggregate, the graph below also compares HIT’s returns to the AAA component of the Barclays Aggregate, which has similar duration to the HIT as well as credit quality. It illustrates the value over the longer term of HIT’s consistent strategy of investing in high credit quality multifamily MBS, (which represented over 70% of the portfolio as of September 30).

Total Returns: HIT vs. Barclays Aggregate & AAA Component

As of September 30, 2018

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, which is available on HIT’s website at www.aflcio-hit.com or by calling 202-331-8055. The Barclays Aggregate and its AAA Component are unmanaged indices and not available for direct investment. Returns for these indices would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

2

AFL-CIO HOUSING INVESTMENT TRUST	2018 Q3 Portfolio Commentary

Positive contributions to HIT’s 3rd quarter relative performance vs. Barclays Aggregate included:

●

The portfolio’s ongoing yield advantage over the Barclays Aggregate (see Risk Comparison table below).

●

Performance by FHA/Ginnie Mae construction/permanent loan certificates, which tightened by approximately 10 basis points.

●

The portfolio’s slightly short relative duration as Treasury rates rose across the yield curve. Two-, 5-, 7-, 10- and 30-year rates rose by 29, 22, 20, 20 and 22 basis points, respectively.

Negative impacts to HIT’s 3rd quarter relative performance included:

●

Performance by corporate bonds, the best performing major sector in the Barclays Aggregate, posting an excess return of 169 basis points. The HIT does not invest in corporate bonds, whereas the sector comprised 25.1% of the index as of September 30, 2018.

●

Performance by FHA/Ginnie Mae permanent loan certificates, which widened by approximately 2 basis points.

●

The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 10, 83, 141 and 209 basis points, respectively. Over 95% of the HIT portfolio had a rating of AAA or carried a government or government-sponsored enterprise guarantee, compared to less than 72% for the Barclays Aggregate at the end of September.

Market Environment

Economic growth has been a consistent theme in 2018. Driven by the effects of last year’s tax reform law, GDP continued to grow in the third quarter. Risk appetite increased during the quarter on solid U.S. economic growth, robust corporate profits, increasing consumer confidence, and a strong labor market, despite ongoing geopolitical risks and additional tariff announcements. Economists have estimated that the economy expanded at approximately 3% during the third quarter (between the first quarter’s 2% and the second quarter’s 4.2%). Further, the labor market remained strong, with the average monthly nonfarm payroll increase of 190,000, the unemployment rate falling from 3.9%, to 3.7% (the lowest rate since 1969), and overall wage growth firming.

The Federal Reserve maintained its course of tightening monetary policy – gradually raising interest rates in light of domestic economic strength. Other central banks followed suit by removing some support of lower rates, albeit at a slower pace. Rates rose across the curve, with short rates rising more than long rates, a reflection of solid growth with consumer prices and inflation expectations around the Fed’s target.

The appetite for risk is indicated by equity market gains and tightening high yield corporate spreads. After reaching then-record

S&P 500 Index January 1 - September 30, 2018 Source: Yahoo Finance

3

AFL-CIO HOUSING INVESTMENT TRUST	2018 Q3 Portfolio Commentary

levels early in the year, the U.S. equity markets (as represented above by the S&P 500 Index) fluctuated during the first half; but began to climb again in July. The S&P 500, NASDAQ, Dow Jones indices increased by 7.20%, 7.14%, and 9.01%, respectively, during the third quarter, continuing the longest run up in equity market history.

Treasury Rates

Over the quarter, Treasury rates continued to rise and the yield curve flattened slightly, as discussed above and shown below. As widely expected, the Federal Reserve hiked the fed funds rate on September 26 for the third time this year (to a range of 2% to 2.25%) in the context of a strong labor market, growth of household and business spending, and inflation at target levels. However, comments and actions by the Fed were somewhat more hawkish than the markets had priced in. The markets interpreted Fed comments (e.g., removal of the phrase “the stance of monetary policy remains accommodative”) and Federal Open Market Committee member expectations as suggesting another fed funds rate hike in December and additional hikes well into 2019, based on the upgrade of their economic forecasts.

U.S. Treasury Rates

Source: Bloomberg L.P.

Spreads

Spreads tightened across credit products for the third quarter as a whole, as market participants renewed their interest in riskier investments. With investors moving into corporate bonds, investment grade corporate spreads tightened significantly, with lower credit bonds tightening more than higher credit bonds – resulting in an excess return of 169 basis points for the sector over the quarter. Spreads on construction-related Ginnie Mae MBS in HIT’s portfolio also tightened, but these high credit quality securities did not keep pace with corporate bonds. Historical spreads for generic “benchmark” multifamily MBS are shown below.

Historical Multifamily Spreads

September 2016 - September 2018

Source: HIT and Securities Dealers

4

AFL-CIO HOUSING INVESTMENT TRUST	2018 Q3 Portfolio Commentary

Looking Ahead

The Federal Reserve is expected to continue tightening monetary policy as the economy is at “full employment” and inflation is not seen as a near-term risk. However, significant geopolitical risks remain and tensions between major powers are elevated, including trade and tariff disputes between the U.S. and China. These effects may spill over into emerging economies if China’s growth falters leading to contagion risks. Domestically, the effects of higher borrowing costs are beginning to show in the housing sector and combined with higher energy prices, consumer spending could come under pressure. In this unpredictable environment, we believe that investors’ portfolios should be diversified including liquid investments.

With geopolitical uncertainty, monetary policy normalization, and still historically low interest rates, the HIT plans to continue managing its duration to be slightly shorter than the Barclays Aggregate in this market environment. This duration position should help contribute to HIT’s performance relative to the Barclays Aggregate as interest rates rise, while keeping the duration long enough to aid in its efforts to seek to generate competitive absolute returns if interest rates fall.

Risk Comparison: HIT Portfolio vs. Barclays Aggregate

September 30, 2018

	HIT	Barclays		HIT	Barclays
Credit Profile			Interest Rate Risk
U.S. Government/ Agency/AAA/Cash	95.7%	71.9%	Effective Duration	5.61	6.01
A & Below	0.1%	24.3%	Convexity	0.10	0.19
Yield			Call Risk
Current Yield	3.43%	3.17%	Call Protected	76%	72%
Yield to Worst	3.64%	3.45%	Not Call Protected	24%	28%

The HIT plans to execute its long-standing strategy, with an overweight in its specialization – high credit quality multifamily mortgage securities. These multifamily MBS generally offer higher yields than comparable securities with similar credit and interest rate risks and construction-related multifamily MBS tend to offer even higher yields. Construction-related MBS represented 9.8% of the HIT’s net assets (including unfunded commitments) compared to 5.0% as of December 31, 2016.

Construction-related MBS should benefit HIT’s returns as well as enable it to finance more affordable housing and create union construction jobs. To this end, the HIT is constantly looking for opportunities to expand its pipeline of potential investments. It is also exploring new opportunities to expand the types of products it can offer borrowers (developers and sponsors) and lenders (mortgage bankers and housing finance agencies).

5

AFL-CIO HOUSING INVESTMENT TRUST	2018 Q3 Portfolio Commentary

Market Data

Third Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.59%	0	5.99
Agencies	0.28%	45	4.28
Single family agency MBS (RMBS)	-0.12%	17	5.28
Corporates	0.97%	169	7.24
Commercial MBS (CMBS)	0.46%	77	5.28
Asset-backed securities (ABS)	0.49%	31	2.16
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	6/30/18	9/30/18	Change
3 Month	1.912%	2.196%	0.284%
6 Month	2.105%	2.364%	0.259%
1 Year	2.312%	2.563%	0.251%
2 Year	2.528%	2.819%	0.291%
3 Year	2.622%	2.883%	0.261%
5 Year	2.738%	2.953%	0.215%
7 Year	2.822%	3.020%	0.198%
10 Year	2.860%	3.061%	0.201%
30 Year	2.989%	3.206%	0.217%
Source: Bloomberg L.P.

Investors should consider HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

6

AFL-CIO HOUSING INVESTMENT TRUST	2018 Q3 Portfolio Commentary

Portfolio Data as of September 30, 2018

Net Assets	$5,820,879,164
Portfolio Effective Duration	5.607 years
Portfolio Average Coupon	3.37%
Portfolio Current Yield[1]	3.43%
Portfolio Yield to Worst[1]	3.64%
Convexity	0.095
Maturity	9.611 years
Average Price	98.00
Number of Holdings	972

Portfolio Percentage in Each of the Following Categories: 2

Multifamily MBS	72.63%
Agency Single-Family MBS	22.34%
U.S. Treasury	2.58%
AAA Private-Label CMBS	1.93%
Cash & Short-Term Securities	0.52%

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	22.34%
CMBS – Agency Multifamily*	68.15%
U.S. Treasury Notes/Bonds	2.58%
State Housing Permanent Bonds	5.46%
State Housing Construction Bonds	0.86%
Direct Construction Loan	0.09%
Cash & Short-Term Securities	0.52%
* Includes multifamily MBS (57.41%), multifamily Construction MBS (8.80%), and AAA Private-Label CMBS (1.93%).

Geographical Distribution of Long-Term Portfolio:3

West	9.19%
Midwest	14.57%
South	15.81%
East	13.83%
National Mortgage Pools	46.60%

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

Based on total investments and including unfunded commitments.

Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

7

AFL-CIO HOUSING INVESTMENT TRUST	2018 Q3 Portfolio Commentary

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 4

Cash	0.52%	5-5.99 years	14.15%
0-0.99 years	15.87%	6-6.99 years	13.81%
1-1.99 years	3.61%	7-7.99 years	10.84%
2-2.99 years	3.80%	8-8.99 years	13.04%
3-3.99 years	7.03%	9-9.99 years	2.83%
4-4.99 years	10.08%	Over 10 years	4.42%

Maturity Distribution (based on average life):

0 – 1 year	4.67%
1 – 2.99 years	6.50%
3 – 4.99 years	11.52%
5 – 6.99 years	19.95%
7 – 9.99 years	43.41%
10 – 19.99 years	12.32%
Greater than 20 years	1.63%

Quality Distribution: 4

U.S. Government or Agency	92.42%
AAA	2.72%
AA	4.25%
A	0.00%
Not Rated	0.09%
Cash	0.52%

Bond Sector Distribution: 4, 5

MBS	97.41%
Treasury	2.59%
Agency	0.00%

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055 Fax (202) 331-8190

www.aflcio-hit.com

Based on total investments and including unfunded commitments.

Excludes cash and short-term equivalents.

8